UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2007

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Named Executive Officer

On January 18, 2007, Mr. Charles S. Walker tendered his resignation, effective January 23, 2007 (the "Effective Date"), as President of North American Live Music of Live Nation Worldwide, Inc. (the "Company"), a wholly-owned subsidiary of Live Nation, Inc., to pursue other business opportunities.

Material Compensatory Agreement with Named Executive Officer

In connection with Mr. Walker’s resignation, the Company and Mr. Walker entered into a Severance Agreement and General Release (the "Separation Agreement"). Under the terms of the Separation Agreement, the Company agreed at its option, within ten days of the Effective Date, to either (i) pay Mr. Walker a severance payment equal to $537,200, less applicable payroll taxes and deductions, or (ii) cause twenty percent of Mr. Walker’s stock options to immediately vest (which twenty percent portion of Mr. Walker’s options would then be exercisable for 40,000 shares of the Company’s common stock), with such stock options to be exercisable for a period of three months following the Effective Date. Additionally, under the terms of the Severance Agreement, Mr. Walker is entitled to his accrued and unpaid base salary through the Effective Date, any unreimbursed expenses, any accrued but unused vacation pay and all payments to which he is entitled under any applicable Company employee benefit plan. As consideration for the foregoing, Mr. Walker has agreed to customary non-disclosure and non-solicitation provisions and to a general release of all claims against the Company and its affiliates. Mr. Walker and the Company have also agreed to a mutual customary non-disparagement provision. In connection with Mr. Walker’s resignation, his employment agreement, dated May 1, 2006, will terminate.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by the actual terms of the Separation Agreement, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

January 24, 2007	By:	Kathy Willard

Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Severance Agreement and General Release, by and between Charles S. Walker and Live Nation Worldwide, Inc., dated January 18, 2007